HARRIS ASSOCIATES INVESTMENT TRUST
Supplement dated May 13, 2010
to the Prospectus of The Oakmark Funds dated January 28, 2010

CLOSING OF THE OAKMARK EQUITY AND INCOME FUND TO NEW INVESTOR PURCHASES THROUGH CERTAIN INTERMEDIARIES

The following new language is inserted on page 16 of the prospectus in the "Purchase and Sale of Fund Shares" section as a new paragraph between the first and second full paragraphs:

"The Fund is closed to new investor purchases through most broker-dealers or other financial intermediaries, unless, among other things, such purchases are through an employee retirement plan, IRA "rollover" from an employee retirement plan that holds shares of the Fund, or an annuity contract."

The following new language is inserted on page 51 of the prospectus in the "ELIGIBILITY TO BUY SHARES" section after the first full paragraph:

"Equity and Income Fund is closed to new purchases through most financial services companies ("Intermediaries") as of May 13, 2010. If you are a shareholder (in your own name or as a beneficial owner of shares held in someone else's name) of the Fund, you may continue to make additional investments in the Fund and reinvest your dividends and capital gains distributions.

You may open a new account in the Fund if:

•  You purchase shares directly from The Oakmark Funds;

•  You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator;

•  You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan);

•  You purchase into an annuity account offered by a company that currently includes shares of the Fund as an investment alternative for such account; or

•  The Adviser determines that your investment in the Fund would not adversely affect the Adviser's ability to manage the Fund effectively.

The Trust reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.

If you have any questions about your ability to purchase shares of the Fund, please call an investor services representative at 1-800-OAKMARK."

SUPMAY10

HARRIS ASSOCIATES INVESTMENT TRUST
Supplement dated May 13, 2010 to the Summary Prospectus of the Oakmark Equity and Income Fund dated January 28, 2010

CLOSING OF THE OAKMARK EQUITY AND INCOME FUND TO NEW INVESTOR PURCHASES THROUGH CERTAIN INTERMEDIARIES

The following new language is inserted in the "Purchase and Sale of Fund Shares" section as a new paragraph between the first and second full paragraphs:

"The Fund is closed to new investor purchases through most broker-dealers or other financial intermediaries, unless, among other things, such purchases are through an employee retirement plan, IRA "rollover" from an employee retirement plan that holds shares of the Fund, or an annuity contract."

BXSUPMAY10